UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  March 20, 2023

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number			IRS Employer Identification No.

1-11459	PPL Corporation			23-2758192
(Exact name of Registrant as specified in its charter)
Pennsylvania
Two North Ninth Street
	Allentown,	PA	18101-1179
	(610)	774-5151

1-2893	Louisville Gas and Electric Company			61-0264150
(Exact name of Registrant as specified in its charter)
Kentucky
220 West Main Street
	Louisville,	KY	40202-1377
	(502)	627-2000

1-3464	Kentucky Utilities Company			61-0247570
(Exact name of Registrant as specified in its charter)
Kentucky and Virginia
One Quality Street
	Lexington,	KY	40507-1462
	(502)	627-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol:	Name of each exchange on which registered
Common Stock of PPL Corporation	PPL	New York Stock Exchange

Junior Subordinated Notes of PPL Capital Funding, Inc.
2007 Series A due 2067	PPL/67	New York Stock Exchange

Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐	PPL Corporation
☐	Louisville Gas and Electric Company
☐	Kentucky Utilities Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐	PPL Corporation
☐	Louisville Gas and Electric Company
☐	Kentucky Utilities Company

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

and

Section 8 – Other Events

Item 8.01 Other Events

Louisville Gas and Electric Company

On March 20, 2023, Louisville Gas and Electric Company ("LG&E") issued $400,000,000 aggregate principal amount of 5.450% First Mortgage Bonds due 2033 (the "LG&E Bonds").

The LG&E Bonds were issued under LG&E's Indenture (the "LG&E Indenture"), dated as of October 1, 2010, to The Bank of New York Mellon, as trustee, as previously supplemented and as supplemented by Supplemental Indenture No. 8 thereto (the "LG&E Supplemental Indenture"), dated as of March 1, 2023. The LG&E Bonds will be secured by the lien of the LG&E Indenture, which creates, subject to certain exceptions and exclusions, a lien on substantially all of LG&E's real and tangible personal property located in Kentucky and used in the generation, transmission and distribution of electricity and the storage, transportation and distribution of natural gas, as described therein.

The LG&E Bonds are due April 15, 2033, subject to early redemption. LG&E intends to use the net proceeds from the sale of the LG&E Bonds to repay debt and for general corporate purposes.

The LG&E Bonds were offered under LG&E's Registration Statement on Form S-3 on file with the Securities and Exchange Commission (Registration Statement No. 333-253290-02).

The LG&E Supplemental Indenture and Officer's Certificate are filed with this report as Exhibits 4(a) and 4(b).

Kentucky Utilities Company

On March 20, 2023, Kentucky Utilities Company ("KU") issued $400,000,000 aggregate principal amount of 5.450% First Mortgage Bonds due 2033 (the "KU Bonds").

The KU Bonds were issued under KU's Indenture (the "KU Indenture"), dated as of October 1, 2010, to The Bank of New York Mellon, as trustee, as previously supplemented and as supplemented by Supplemental Indenture No. 9 thereto (the "KU Supplemental Indenture"), dated as of March 1, 2023. The KU Bonds will be secured by the lien of the KU Indenture, which creates, subject to certain exceptions and exclusions, a lien on substantially all of KU's real and tangible personal property located in Kentucky and used in the generation, transmission and distribution of electricity, as described therein.

The KU Bonds are due April 15, 2033, subject to early redemption. KU intends to use the net proceeds from the sale of the KU Bonds to repay debt and for general corporate purposes.

The KU Bonds were offered under KU's Registration Statement on Form S-3 on file with the Securities and Exchange Commission (Registration Statement No. 333-253290-01).

The KU Supplemental Indenture and Officer's Certificate are filed with this report as Exhibits 4(c) and 4(d).

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	4(a) -	Supplemental Indenture No. 8, dated as of March 1, 2023, of Louisville Gas and Electric Company to The Bank of New York Mellon, as Trustee.
	4(b) -	Officer's Certificate, dated March 20, 2023 establishing certain terms of the LG&E Bonds.
	4(c) -	Supplemental Indenture No. 9, dated as of March 1, 2023, of Kentucky Utilities Company to The Bank of New York Mellon, as Trustee.
	4(d) -	Officer's Certificate, dated March 20, 2023 establishing certain terms of the KU Bonds.
	5(a) -	Opinion of John P. Fendig, Corporate Secretary and Senior Counsel of Louisville Gas and Electric Company.
	5(b) -	Opinion of Bracewell LLP relating to the LG&E Bonds.
	5(c) -	Opinion of Stoll Keenon Ogden PLLC relating to the LG&E Bonds.
	5(d) -	Opinion of John P. Fendig, Corporate Secretary and Senior Counsel of Kentucky Utilities Company.
	5(e) -	Opinion of Bracewell LLP relating to the of KU Bonds.
	5(f) -	Opinion of Stoll Keenon Ogden PLLC relating to the KU Bonds.
	23(a) -	Consent of John P. Fendig, Corporate Secretary and Senior Counsel of Louisville Gas and Electric Company (included as part of Exhibit 5(a)).
	23(b) -	Consent of Bracewell LLP (included as part of Exhibit 5(b)).
	23(c) -	Consent of Stoll Keenon Ogden PLLC (included as part of Exhibit 5(c)).
	23(d) -	Consent of John P. Fendig, Corporate Secretary and Senior Counsel of Kentucky Utilities Company (included as part of Exhibit 5(d)).
	23(e) -	Consent of Bracewell LLP (included as part of Exhibit 5(e)).
	23(f) -	Consent of Stoll Keenon Ogden PLLC (included as part of Exhibit 5(f)).
	104 -	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Marlene C. Beers
Marlene C. Beers Vice President and Controller

LOUISVILLE GAS AND ELECTRIC COMPANY

By:	/s/ Christopher M. Garrett
Christopher M. Garrett Vice President-Finance and Accounting

KENTUCKY UTILITIES COMPANY

By:	/s/ Christopher M. Garrett
Christopher M. Garrett Vice President-Finance and Accounting

Dated:  March 20, 2023